Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES	$3,634.7	$3,464.2	$13,982.4	$12,966.6
COSTS AND EXPENSES
Cost of sales	2,424.0	2,218.2	9,080.5	8,188.3
Gross margin	1,210.7	1,246.0	4,901.9	4,778.3
% of Net Sales	33.3%	36.0%	35.1%	36.9%
Selling, general and administrative	781.4	795.8	3,171.7	2,999.2
% of Net Sales	21.5%	23.0%	22.7%	23.1%
Operating margin	429.3	450.2	1,730.2	1,779.1
% of Net sales	11.8%	13.0%	12.4%	13.7%
Other - net	50.3	52.9	287.0	269.2
Loss (gain) on sales of businesses	—	1.0	0.8	(264.1)
Pension settlement	—	(0.6)	—	12.2
Restructuring charges	102.2	8.6	160.3	51.5
Income from operations	276.8	388.3	1,282.1	1,710.3
Interest - net	55.0	46.6	209.2	182.5
EARNINGS BEFORE INCOME TAXES	221.8	341.7	1,072.9	1,527.8
Income taxes	287.7	60.6	427.0	300.9
NET (LOSS) EARNINGS	(65.9)	281.1	645.9	1,226.9
Less: net gain (loss) attributable to non-controlling interests	0.8	(0.4)	0.6	(0.4)
NET (LOSS) EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$(66.7)	$281.5	$645.3	$1,227.3

(LOSS) EARNINGS PER SHARE OF COMMON STOCK
Basic	$(0.45)	$1.88	$4.33	$8.20
Diluted	$(0.45)	$1.84	$4.26	$8.05
DIVIDENDS PER SHARE	$0.66	$0.63	$2.58	$2.42
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	147,582	150,080	148,919	149,629
Diluted	147,582	153,412	151,643	152,449

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 29, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$311.4	$637.5
Accounts and notes receivable, net	1,607.8	1,628.7
Inventories, net	2,373.5	2,018.4
Other current assets	276.7	274.4
Total current assets	4,569.4	4,559.0
Property, plant and equipment, net	1,915.2	1,742.5
Goodwill and other intangibles, net	12,441.1	12,283.5
Other assets	482.3	512.7
Total assets	$19,408.0	$19,097.7
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$376.1	$5.3
Current maturities of long-term debt	2.5	977.5
Accounts payable	2,233.2	2,021.0
Accrued expenses	1,339.0	1,387.7
Total current liabilities	3,950.8	4,391.5
Long-term debt	3,819.8	2,828.2
Other long-term liabilities	3,757.4	3,573.0
Stanley Black & Decker, Inc. shareowners’ equity	7,876.3	8,302.2
Non-controlling interests’ equity	3.7	2.8
Total liabilities and shareowners' equity	$19,408.0	$19,097.7

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Fourth Quarter		Year-to-Date
		2018	2017	2018	2017
	OPERATING ACTIVITIES
	Net (loss) earnings	$(65.9)	$281.1	$645.9	$1,226.9
	Depreciation and amortization	125.5	122.7	506.5	460.7
	Loss (gain) on sales of businesses	—	1.0	0.8	(264.1)
	Changes in working capital[1]	779.2	287.3	(237.9)	(966.6)
	Other	382.0	23.1	345.6	211.6
	Net cash provided by operating activities	1,220.8	715.2	1,260.9	668.5
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(164.7)	(164.5)	(492.1)	(442.4)
	Proceeds (payments) from sales of businesses, net of cash sold	—	11.6	(3.0)	756.9
	Business acquisitions, net of cash acquired	(2.7)	(1.4)	(524.6)	(2,583.5)
	Net investment hedge settlements	10.5	8.3	25.7	(23.3)
	Proceeds related to deferred purchase price receivable	—	235.6	—	704.7
	Payments on long-term debt	(977.5)	—	(977.5)	(2.8)
	Proceeds from debt issuance, net of fees	990.0	—	990.0	—
	Stock purchase contract fees	(10.0)	(10.1)	(40.3)	(20.0)
	Net short-term (repayments) borrowings	(1,011.9)	(575.9)	433.2	(76.7)
	Premium paid on equity option	—	—	(57.3)	(25.1)
	Proceeds from issuance of preferred stock	—	—	—	727.5
	Proceeds from issuances of common stock	5.7	43.3	38.5	90.8
	Purchases of common stock for treasury	(12.6)	(12.5)	(527.1)	(28.7)
	Cash dividends on common stock	(98.4)	(95.0)	(384.9)	(362.9)
	Effect of exchange rate changes on cash	0.2	(0.5)	(53.9)	81.0
	Other	(6.7)	17.7	(31.3)	13.9
	Net cash used in investing and financing activities	(1,278.1)	(543.4)	(1,604.6)	(1,190.6)
	(Decrease) increase in cash, cash equivalents and restricted cash	(57.3)	171.8	(343.7)	(522.1)
	Cash, cash equivalents and restricted cash, beginning of period	368.7	483.3	655.1	1,177.2
	Cash, cash equivalents and restricted cash, end of period	$311.4	$655.1	$311.4	$655.1
	Free Cash Flow Computation[2]
	Operating cash flow	$1,220.8	$715.2	$1,260.9	$668.5
	Less: capital and software expenditures	(164.7)	(164.5)	(492.1)	(442.4)
	Free cash flow (before dividends)	$1,056.1	$550.7	$768.8	$226.1
	Impact of recently adopted accounting standards[3]		235.6		750.1
	Free cash flow (before dividends), as previously reported[3]		$786.3		$976.2
	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				December 29, 2018	December 30, 2017
	Cash and cash equivalents			$311.4	$637.5
	Restricted cash included in Other current assets			—	17.6
	Cash, cash equivalents and restricted cash			$311.4	$655.1

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

3
Free cash flow as reported was $786.3 million and $976.2 million for the three and twelve months ended December 30, 2017, respectively. As a result of the adoption of Accounting Standards Update ("ASU") 2016-15, "Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Restricted Cash," free cash flow has decreased by $235.6 million and $750.1 million for the three and twelve months ended December 30, 2017, respectively.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year-to-Date
	2018	2017	2018	2017
NET SALES
Tools & Storage	$2,582.4	$2,473.5	$9,814.0	$9,045.0
Industrial	548.5	480.3	2,187.8	1,974.3
Security	503.8	510.4	1,980.6	1,947.3
Total	$3,634.7	$3,464.2	$13,982.4	$12,966.6
SEGMENT PROFIT
Tools & Storage	$382.8	$388.4	$1,439.0	$1,438.9
Industrial	68.4	73.9	322.8	345.9
Security	30.2	55.2	171.2	211.7
Segment Profit	481.4	517.5	1,933.0	1,996.5
Corporate Overhead	(52.1)	(67.3)	(202.8)	(217.4)
Total	$429.3	$450.2	$1,730.2	$1,779.1
Segment Profit as a Percentage of Net Sales
Tools & Storage	14.8%	15.7%	14.7%	15.9%
Industrial	12.5%	15.4%	14.8%	17.5%
Security	6.0%	10.8%	8.6%	10.9%
Segment Profit	13.2%	14.9%	13.8%	15.4%
Corporate Overhead	(1.4)%	(1.9)%	(1.5)%	(1.7)%
Total	11.8%	13.0%	12.4%	13.7%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Fourth Quarter 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[4]
	Gross margin	$1,210.7	$1.1	$1,211.8
	% of Net Sales	33.3%		33.3%
	Selling, general and administrative	781.4	(52.3)	729.1
	% of Net Sales	21.5%		20.1%
	Operating margin	429.3	53.4	482.7
	% of Net Sales	11.8%		13.3%
	Earnings before income taxes	221.8	161.9	383.7
	Income taxes	287.7	(221.5)	66.2
	Net (loss) earnings attributable to common shareowners	(66.7)	383.4	316.7
	Diluted (loss) earnings per share of common stock[2]	$(0.45)	$2.56	$2.11

[1]	Acquisition-related charges and other relate primarily to integration and consulting costs, a cost reduction program, and a tax charge related to recently enacted U.S. tax legislation.
[2]	The normalized diluted earnings per share for the fourth quarter of 2018 is calculated using diluted weighted-average shares outstanding of 149.849 million.

		Fourth Quarter 2017
		Reported	Acquisition- Related Charges & Other[3]	Normalized[4]
	Gross margin	$1,246.0	$4.3	$1,250.3
	% of Net Sales	36.0%		36.1%
	Selling, general and administrative	795.8	(10.9)	784.9
	% of Net Sales	23.0%		22.7%
	Operating margin	450.2	15.2	465.4
	% of Net Sales	13.0%		13.4%
	Earnings before income taxes	341.7	27.1	368.8
	Income taxes	60.6	(26.1)	34.5
	Net earnings attributable to common shareowners	281.5	53.2	334.7
	Diluted earnings per share of common stock	$1.84	$0.34	$2.18

3
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, gains or losses on sales of businesses, and a net tax charge related to recently enacted U.S. tax legislation.

4
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, gains or losses on sales of businesses, cost reduction program, and tax charges related to recently enacted U.S. tax legislation, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$4,901.9	$14.9	$4,916.8
	% of Net Sales	35.1%		35.2%
	Selling, general and administrative	3,171.7	(157.8)	3,013.9
	% of Net Sales	22.7%		21.6%
	Operating margin	1,730.2	172.7	1,902.9
	% of Net Sales	12.4%		13.6%
	Earnings before income taxes	1,072.9	399.1	1,472.0
	Income taxes	427.0	(191.5)	235.5
	Net earnings attributable to common shareowners	645.3	590.6	1,235.9
	Diluted earnings per share of common stock	$4.26	$3.89	$8.15

1
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, a non-cash fair value adjustment, an environmental remediation settlement, a cost reduction program, and tax charges related to recently enacted U.S. tax legislation.

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$4,778.3	$46.8	$4,825.1
	% of Net Sales	36.9%		37.2%
	Selling, general and administrative	2,999.2	(37.7)	2,961.5
	% of Net Sales	23.1%		22.8%
	Operating margin	1,779.1	84.5	1,863.6
	% of Net Sales	13.7%		14.4%
	Earnings before income taxes	1,527.8	(107.8)	1,420.0
	Income taxes	300.9	(17.3)	283.6
	Net earnings attributable to common shareowners	1,227.3	(90.5)	1,136.8
	Diluted earnings per share of common stock	$8.05	$(0.59)	$7.46

2
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, gains or losses on sales of businesses, and a net tax charge related to recently enacted U.S. tax legislation.

3
The normalized 2018 and 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, non-cash fair value adjustment, gain or loss on sales of businesses, environmental remediation settlement, cost reduction program, and tax charges related to recently enacted U.S. tax legislation, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Fourth Quarter 2018
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$382.8	$14.5	$397.3
	Industrial	68.4	3.9	72.3
	Security	30.2	30.4	60.6
	Segment Profit	481.4	48.8	530.2
	Corporate Overhead	(52.1)	4.6	(47.5)
	Total	$429.3	$53.4	$482.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.8%		15.4%
	Industrial	12.5%		13.2%
	Security	6.0%		12.0%
	Segment Profit	13.2%		14.6%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	11.8%		13.3%

1	Acquisition-related and other charges relate primarily to integration and consulting costs.

		Fourth Quarter 2017
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$388.4	$13.6	$402.0
	Industrial	73.9	—	73.9
	Security	55.2	1.1	56.3
	Segment Profit	517.5	14.7	532.2
	Corporate Overhead	(67.3)	0.5	(66.8)
	Total	$450.2	$15.2	$465.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.7%		16.3%
	Industrial	15.4%		15.4%
	Security	10.8%		11.0%
	Segment Profit	14.9%		15.4%
	Corporate Overhead	(1.9)%		(1.9)%
	Total	13.0%		13.4%

2	Acquisition-related charges relate primarily to inventory step-up and integration and consulting costs.
3
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges, as applicable.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2018
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,439.0	$96.7	$1,535.7
	Industrial	322.8	23.0	345.8
	Security	171.2	40.3	211.5
	Segment Profit	1,933.0	160.0	2,093.0
	Corporate Overhead	(202.8)	12.7	(190.1)
	Total	$1,730.2	$172.7	$1,902.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.7%		15.6%
	Industrial	14.8%		15.8%
	Security	8.6%		10.7%
	Segment Profit	13.8%		15.0%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.4%		13.6%

1	Acquisition-related and other charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment.

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,438.9	$81.8	$1,520.7
	Industrial	345.9	—	345.9
	Security	211.7	2.0	213.7
	Segment Profit	1,996.5	83.8	2,080.3
	Corporate Overhead	(217.4)	0.7	(216.7)
	Total	$1,779.1	$84.5	$1,863.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.9%		16.8%
	Industrial	17.5%		17.5%
	Security	10.9%		11.0%
	Segment Profit	15.4%		16.0%
	Corporate Overhead	(1.7)%		(1.7)%
	Total	13.7%		14.4%

2	Acquisition-related charges relate primarily to inventory step-up and integration and consulting costs.
3
The normalized 2018 and 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges, as applicable.